UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

DORCHESTER MINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas                                                                                      75219
(Address of principal executive offices)                                                                                      (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

Item 2.02                 Results of Operations and Financial Condition

The Registrant is furnishing its press release dated August 7, 2007 which announces the Registrant's results for the quarter ended June 30, 2007.  A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instructions B.2 and B.6 of Form 8-K, the information disclosed in this report under Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01                 Regulation FD Disclosure

On August 7, 2007, the Registrant issued a press release announcing the Registrant's results for the quarter ended June 30, 2007.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In accordance with general instructions B.2 and B.6 of Form 8-K, the information disclosed in this report under Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01                 Financial Statements and Exhibits

(c)           Exhibits

99.1           Press Release dated August 7, 2007 announcing the Registrant's quarterly results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTER MINERALS, L.P.
Registrant

by  Dorchester Minerals Management LP
its General Partner,
by  Dorchester Minerals Management GP LLC
its General Partner

Date: August 7, 2007
By: /s/  William Casey McManemin
William Casey McManemin
Chief Executive Officer

EXHIBIT INDEX

99.1           Press Release dated August 7, 2007.